UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 22, 2010

Acorda Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50513	13-3831168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15 Skyline Drive, Hawthorne, NY	10532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (914) 347-4300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On February 22, 2010, Acorda Therapeutics, Inc. issued a press release announcing that Adrian L. Rabinowicz, M.D., FAAN has joined the Company as Senior Vice President and Head, Medical Affairs,  reporting to Thomas Wessel, M.D., PhD, Chief Medical Officer. Dr. Rabinowicz will have responsibility for Acorda’s Medical Communications, Scientific Affairs, Medical Educational Programs and the field-based team of Regional Scientific Managers. A copy of the press release is incorporated herein by reference and attached as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(d)     Exhibits.

99.1       Press Release dated February 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

February 22, 2010	By:	/s/ David Lawrence

Name: David Lawrence
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 22, 2010.